NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2030 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2035 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2040 Fund	Nationwide Destination 2065 Fund
Nationwide Destination 2045 Fund	Nationwide Destination Retirement Fund
Nationwide Destination 2050 Fund

Supplement dated August 22, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following supplements the “U.S. Stocks” section of the Appendix B on page 101 of the Prospectus:

NATIONWIDE LARGE CAP EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in U.S. companies. The Fund will target approximately 30% of its equity exposure in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s equity exposure will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE